UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2011

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a)	Amendment and Restatement of Bylaws

On and effective May 18, 2011, the Board of Directors of the Company approved the amendment and restatement of the Company’s bylaws. The amendment and restatement made the following changes to the bylaws:

•	ensure that information required by the advance notice bylaw provision pertaining to nomination of directors is provided prior to the relevant meeting (Section 2.2(d));

•	specifically authorize electronic notices and other communications in accordance with Section 232 under the Delaware General Corporation Law (Sections 2.5, 3.10 and 3.12);

•	add provisions regarding organization of stockholder meetings (Section 2.15);

•	establish the current size of the board of directors at eleven and authorize the board to change the number within a range of seven to fifteen directors; (Section 3.2)

•	remove a superfluous statement relating to filling vacancies on the board (Section 3.4) and a superfluous provision on meetings of the board following election (former Section 3.6)

•	remove unnecessary restrictions on the authority that may be granted to committees of the board and streamline the description of committee governance (Sections 4.1 and 4.2);

•	narrow the circumstances under which the Company is obligated to indemnify its agents, directors and officers (Section 6.1);

•	state that the indemnification rights conferred by the bylaws are not exclusive of any other rights to indemnification (Section 6.4);

•

require that certain actions involving the Company (such as derivative actions, actions for breach of fiduciary duty, actions asserting claims under the Delaware General Corporation Law or relating to the Company’s internal affairs) be brought in the Delaware Chancery Court unless the Company otherwise consents in writing (Section 8.13); and

•

make certain other minor changes, such as conforming language relating to stockholder lists for meetings (Section 2.13) and the timing of delivery of consents (Section 2.10) to the applicable provisions of Delaware law, eliminating directives about the content of minutes of meetings from the description of the Secretary’s function (Section 5.7) and making specific reference to the office of “Vice Chairman” (Sections 3.16, 5.1 and 5.2)

This description of the amended and restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the amended and restated bylaws, attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

3.2	Amended and Restated Bylaws, as adopted by the Board of Directors of the Company on May 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2011

LAM RESEARCH CORPORATION

By:	/s/ GEORGE M. SCHISLER, JR.
George M. Schisler, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

3.2	Amended and Restated Bylaws, as adopted by the Board of Directors of the Company on May 18, 2011